HSBC INVESTOR FUNDS
HSBC ADVISOR FUNDS TRUST
(the “Trusts”)

Supplement Dated September 3, 2009
to the Prospectus of

HSBC INVESTOR CORE PLUS FIXED INCOME FUND
HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME FUND
(the “Income Funds”)

and to the Statements of Additional Information
of the Trusts, each dated February 27, 2009,
as supplemented to date

          On August 27, 2009, pursuant to a vote of the shareholders of the HSBC Investor New York Tax-Free Bond Fund (the “New York Tax-Free Fund”) at a Special Shareholder Meeting, the assets of the New York Tax-Free Fund were merged into the Franklin New York Intermediate-Term Tax-Free Income Fund. Consequently, the New York Tax-Free Fund is no longer offered by the HSBC Investor Funds. As a result, all references to the New York Tax-Free Fund in the Prospectus of the Income Funds, and in the Statements of Additional Information of the Trusts are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE